Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 of Skystar Bio-Pharmaceutical Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weibing Lu, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2012	By:	/s/ Weibing Lu
Weibing Lu, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Skystar Bio-Pharmaceutical Company and furnished to the Securities and Exchange Commission or its staff upon request.